UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 3, 2018

Encompass Health Corporation
(Exact name of Registrant as specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(IRS Employer Identification No.)

9001 Liberty Parkway, Birmingham, Alabama 35242
(Address of Principal Executive Offices, Including Zip Code)
(205) 967-7116
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.     Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 3, 2018, Encompass Health Corporation (the “Company”) held its 2018 annual meeting of stockholders (the “Annual Meeting”) at the corporate headquarters in Birmingham, Alabama. At the Annual Meeting, the stockholders of the Company voted on the following proposals:

1.	election of all 11 persons nominated by the Company’s board of directors;

2.	ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm; and

3.
approval of the compensation of the Company’s named executive officers, as disclosed in the proxy statement filed on March 23, 2018 pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

As of the record date for the Annual Meeting, there were 98,820,787 shares of the Company’s common stock issued and outstanding. Each share of common stock was entitled to one vote on each matter properly brought before the Annual Meeting. The common stock voted together as a class. Votes representing 93.5% of the combined voting power of the common stock were present in person or represented by proxy at the Annual Meeting.
The final voting results for the Annual Meeting were as follows:

•	Proposal 1, election of directors, each of the nominees was elected:

Name of Nominee	Votes For	Votes Withheld	Votes Abstained
John W. Chidsey	85,874,611	624,860	154,926
Donald L. Correll	85,450,096	1,049,095	155,206
Yvonne M. Curl	85,493,364	1,039,398	121,635
Charles M. Elson	84,176,827	2,354,348	123,222
Joan E. Herman	86,129,794	375,756	148,847
Leo I. Higdon, Jr.	84,216,175	2,287,409	150,813
Leslye G. Katz	86,289,203	209,763	155,431
John E. Maupin, Jr.	84,049,265	2,481,700	123,432
Nancy M. Schlichting	86,288,006	216,778	149,613
L. Edward Shaw, Jr.	85,518,530	984,690	151,177
Mark J. Tarr	85,980,963	559,868	113,566

•	Proposal 2, ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, passed:

Votes For	Votes Against	Votes Abstained
90,868,918	1,396,879	177,666

•	Proposal 3, approval of the compensation of the Company’s named executive officers, passed:

Votes For	Votes Against	Votes Abstained
83,322,516	3,179,027	152,854
Proposals 1 and 3 each received 5,789,066 broker non-votes. There were no broker non-votes on Proposal 2.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCOMPASS HEALTH CORPORATION

By:	/S/ Patrick Darby
	Name:	Patrick Darby
	Title:	Executive Vice President, General Counsel and Corporate Secretary

Dated: May 8, 2018